Subsequent Events	4 Months Ended
Sep. 30, 2018
Successor [Member]
Subsequent Events

19.	Subsequent events

The Company evaluated subsequent events and transactions that occur after the balance sheet date up to the date that the consolidated financial statements are issued. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

Agreement to Sell and Transfer Shares between NPS Energy Holding W.L.L. and Saad Moosa Noor AL Junaibi and Fahoud Oilfield Services L.L.C.

NPS Energy Holding W.L.L. and Mr. Saad Moosa AL Junaibi and Fahoud Oilfield Services L.L.C. (“FES”) entered into an agreement on July 16, 2018 to sell 51% of the shares in FES for $4.0 million. The consideration associated with this agreement was paid during the Successor Quarter and presented in the consolidated financial statements. The share transfers required were completed in October, 2018 and the sale is now finalized.